Netting Arrangements for Certain Financial Instruments - Information on Company's Accounting Netting Adjustments and Items Not Offset in Consolidated Balance Sheet But Available for Offset in Event of Default (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified
	Dec. 31, 2014	Dec. 31, 2013
Offsetting [Abstract]
Cash collateral netted against derivative assets	$ 258	$ 124
Derivative assets not subject to netting arrangements	221	55
Cash collateral netted against derivative liabilities	705	717
Derivative liabilities not subject to netting arrangements	$ 342	$ 119